UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X] PRE-EFFECTIVE AMENDMENT NO. 2
[ ] POST-EFFECTIVE AMENDMENT NO.__

(Check appropriate box or boxes)

Calvert Variable Series, Inc.	Registrant's Telephone Number
(Exact Name of Registrant as Specified in Charter)	800-368-2745

Address of Principal Executive Offices	Approx. Date of Proposed Public
4550 Montgomery Avenue, Suite 1000N	Offering: July 22, 2005
Bethesda, MD 20814	(Date of Reorganization)

Name and Address of Agent for Service:
William M. Tartikoff, Esq.
Calvert Group, Ltd.
4550 Montgomery Ave. Suite 1000N
Bethesda, MD 20814

No filing fee is due for Registrant because of reliance on Section 24(f) of the Investment Company Act of 1940.


June __, 2005

Dear Policy Owner:

I am writing to inform you of the upcoming special meeting of shareholders of the Calvert Variable Series, Inc. (CVS) Calvert Social Money Market Portfolio, in connection with the proposed merger of the Portfolio into the CVS Ameritas Money Market Portfolio on July 22, 2005, and to request that you take a few minutes to read the enclosed material and to mail back the proxy voting card.

You are being asked to vote on a proposal to exchange the assets of the Calvert Social Money Market Portfolio for shares of equal value in the Ameritas Money Market Portfolio. The Board of Directors of CVS, including myself, believe this change is in the best interests of the Calvert Social Money Market Portfolio and you, as a shareholder.

Regardless of the number of shares you own, it is important that you take the time to read the enclosed proxy, and complete and mail your voting card as soon as you can. A postage paid envelope is enclosed. If shareholders do not return their proxies, the Fund may have to incur the expense of additional solicitations. All shareholders benefit from the speedy return of proxies.

I appreciate the time you will take to review this important matter, if we may be of any assistance, please call us at 800-368-2750.

Sincerely,

Barbara J. Krumsiek
Chairperson

CALVERT VARIABLE SERIES, INC.

CALVERT SOCIAL MONEY MARKET PORTFOLIO

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on July __, 2005

NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders of the Calvert Social Money Market Portfolio, a series of Calvert Variable Series, Inc. (the "Fund"), will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on [DAY], July __, 2005, for the following purposes:

I. To consider and act on an Agreement and Plan of Reorganization (the "Plan of Reorganization"), dated March 10, 2005, providing for the transfer of all of the assets of the Calvert Social Money Market Portfolio to the Ameritas Money Market Portfolio, a series of the Fund, in exchange for shares of equal value of the Ameritas Money Market Portfolio. The Plan of Reorganization also provides for the distribution of those shares of the Ameritas Money Market Portfolio to shareholders of the Calvert Social Money Market Portfolio, in liquidation and subsequent termination of the Calvert Social Money Market Portfolio.

II. To transact any other business that may properly come before the Special Meeting or any adjournment or adjournments thereof.

On behalf of the Calvert Social Money Market Portfolio, the Board of Directors has fixed the close of business on May 31, 2005 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

June __, 2005

By Order of the Board of Directors,

William M. Tartikoff, Esq.
Vice President

PROSPECTUS AND PROXY STATEMENT

June __, 2005

Acquisition of the assets of
Calvert Social Money Market Portfolio

By and in exchange for shares of
Ameritas Money Market Portfolio

4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814
800-368-2745

This Prospectus and Proxy Statement relates to the proposed transfer of all of the assets of the Calvert Social Money Market Portfolio in exchange for shares of the Ameritas Money Market Portfolio (the "Reorganization"). Following the transfer, Ameritas Money Market Portfolio shares will be distributed to shareholders of the Calvert Social Money Market Portfolio in liquidation of the Calvert Social Money Market Portfolio, and it, in turn, will be dissolved. As a result of the proposed transaction, each shareholder of the Calvert Social Money Market Portfolio will receive that number of Ameritas Money Market Portfolio shares equal in value at the date of the exchange to the value of such shareholder's respective shares of the Calvert Social Money Market Portfolio. The transaction will only occur if shareholders vote in favor of the proposed transfer.

The Calvert Social Money Market Portfolio is a series of Calvert Variable Series, Inc. (the "Fund"), an open-end series management investment company organized as a Maryland corporation. The investment objective for the Calvert Social Money Market Portfolio is to provide current income by investing in enterprises that make a significant contribution to society through their products and services and through the way they do business. As of May 31, 2005, net assets were $11,905,846.

The Ameritas Money Market Portfolio is also a series of the Fund. The investment objective for the Ameritas Money Market Portfolio is to seek as high a level of current income as is consistent with the preservation of capital and liquidity. This objective may be changed by the Fund's Board of Directors without shareholder approval. As of May 31, 2005, net assets were $75,459,552.

The approximate date on which this Prospectus and Proxy Statement, and Form of Proxy are first being mailed to shareholders is June __, 2005.

This Prospectus and Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Ameritas Money Market Portfolio that a prospective investor should know before investing. This Prospectus and Proxy Statement is accompanied by the Prospectus of the Ameritas Money Market Portfolio (dated May 2, 2005), which has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. A Statement of Additional Information dated June __, 2005, containing additional information about the proposed reorganization has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus and Proxy Statement. The Prospectus and joint Statement of Additional Information for the Calvert Social Money Market Portfolio ("Merger SAI"), and the Annual Report to Shareholders for the period ended December 31, 2004 and the Semi-Annual Report to Shareholders for the period ended June 30, 2004, for the Fund, have been filed with the SEC and are incorporated herein by reference. Copies of these documents may be obtained without charge by writing the Fund at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling 800-368-2745.

These securities have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The shares offered by this prospectus and proxy statement are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured or otherwise protected by the FDIC, the Federal Reserve Board, or any other agency. When investors sell shares of the funds, the value may be higher or lower than the amount originally paid.

TABLE OF CONTENTS

Synopsis	__
Expense Comparisons	__
Risk Factors and Investment Restrictions	__
Reasons for the Reorganization	__
Information about the Reorganization	__
Information about Ameritas Money Market Portfolio	__
Shareholder Information for Ameritas Money Market Portfolio	__
Comparative Information on Shareholder Rights	__
General Information about the Portfolios	__
Financial Statements and Experts	__
Voting Information	__
Shareholder Proposals	__
Other Business	__
Adjournment	__
Exhibit A - Agreement and Plan of Reorganization	__

SYNOPSIS

Reasons for the Reorganization. The Board of Directors of the Fund (the "Directors") believe that the proposed Reorganization would be in the best interest of the shareholders of the Calvert Social Money Market Portfolio. In reaching this conclusion, the Directors considered the relatively small size of the Calvert Social Money Market Portfolio and the likelihood that it will not increase substantially in size in the foreseeable future, and that the Reorganization will offer shareholders of the Calvert Social Money Market Portfolio the opportunity to pursue a similar investment objective in a larger portfolio. The Directors also considered the fact that:

1. Both Portfolios are money market funds with an objective of providing current income;

2. Both Portfolios are managed by the same portfolio manager at Calvert Asset Management Company, Inc. ("CAMCO"), with complimentary investment strategies (Ameritas Investment Corp ("AIC") is the investment advisor of the Ameritas Money Market Portfolio, and has retained CAMCO as the sub-advisor to that Portfolio; whereas CAMCO is the investment advisor of the Calvert Social Money Market Portfolio, with no other sub-advisor);

3. The Reorganization is not expected to have any tax impact on the policyholders and contract owners; and

4. The interests of the existing shareholders will not be diluted as a result of the Reorganization.

The Directors have also approved the Reorganization on behalf of the Ameritas Money Market Portfolio. The Directors concluded that the proposed Reorganization would be in the best interests of the shareholders of the Ameritas Money Market Portfolio and that the interests of the shareholders would not be diluted as a result of the transactions contemplated by the Reorganization.

Proposed Transaction. The Directors have authorized the Fund to enter into an Agreement and Plan of Reorganization (the "Plan of Reorganization") providing for the transfer of all the assets of the Calvert Social Money Market Portfolio in exchange for shares of the Ameritas Money Market Portfolio.

Following the transfer, Ameritas Money Market Portfolio shares will be distributed to the respective shareholders of the Calvert Social Money Market Portfolio in liquidation of the Calvert Social Money Market Portfolio, and the Calvert Social Money Market Portfolio will be dissolved. As a result of the proposed transaction, each shareholder of the Calvert Social Money Market Portfolio will receive that number of full and fractional Ameritas Money Market Portfolio shares equal in value at the date of the exchange to the value of such shareholder's shares of the Calvert Social Money Market Portfolio. For the reasons stated above, the Directors, including all of the Directors who are not "interested persons" of the Fund (the "Independent Directors"), have concluded that the Reorganization into the Ameritas Money Market Portfolio would be in the best interest of the shareholders of the Calvert Social Money Market Portfolio and recommend shareholder approval.

Tax Consequences. The Plan is conditioned upon receipt by the Calvert Social Money Market Portfolio and the Ameritas Money Market Portfolio of an opinion of counsel that for federal income tax purposes no gain or loss will be recognized by it or its shareholders as a result of the Reorganization. The tax basis of Ameritas Money Market Portfolio shares received by a shareholder will be the same as the tax basis of the shareholder's shares of the Calvert Social Money Market Portfolio. In addition, the tax basis of the Calvert Social Money Market Portfolio's assets in the hands of the Ameritas Money Market Portfolio as a result of the Reorganization will be the same as the tax basis of such assets in the hands of the Calvert Social Money Market Portfolio prior to the Reorganization. See "Information about the Reorganization."

Investment Policies. The investment objectives, policies and strategies of the Calvert Social Money Market Portfolio and the Ameritas Money Market Portfolio are similar and are summarized below. The only principal difference is that the Calvert Social Money Market Portfolio is socially screened, whereas the Ameritas Money Market Portfolio is not. For a more detailed description of the investment techniques used by the Portfolios, and for more information concerning the risks associated with investments in the Portfolios, see the Portfolios' respective Prospectuses.

The Calvert Social Money Market Portfolio and the Ameritas Money Market Portfolio have similar investment objectives and principal investment strategies:

  The Calvert Social Money Market Portfolio seeks to provide current income by investing in enterprises that make a significant contribution to society through their products and services and through the way they do business.

  The Calvert Social Money Market Portfolio invests in high quality money market instruments, such as commercial paper, variable rate demand notes, corporate, agency and taxable municipal obligations. The Portfolio invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.

  The Ameritas Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity.

  The Ameritas Money Market Portfolio invests in U.S. dollar-denominated money market securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements, commercial paper, variable rate demand notes, corporate, agency and taxable municipal obligations. The Portfolio invests more than 25% of total assets in the financial services industry.

The Calvert Social Money Market Portfolio and the Ameritas Money Market Portfolio possess somewhat different fundamental investment restrictions, as discussed further below. If shareholders of the Calvert Social Money Market Portfolio approve the Plan of Reorganization, they will be subject to the fundamental investment policies of the Ameritas Money Market Portfolio, which will not be changing in connection with the Reorganization. AIC, the investment advisor to the Ameritas Money Market Portfolio, does not believe that the differences between the Portfolios' fundamental and nonfundamental investment policies result in any material difference in the way the Portfolios currently are managed or in the way the Ameritas Money Market Portfolio will be managed if shareholders approve the Plan of Reorganization.

Risk Factors. As money market funds, both Portfolios share similar risks. General risks attendant to investing in any Portfolio would be that an investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Distribution Policies and Purchase, Exchange and Redemption Procedures. The Calvert Social Money Market Portfolio and the Ameritas Money Market Portfolio have identical procedures concerning dividends and distributions. Both Portfolios declare and pay dividends annually. Both Portfolios distribute any net realized capital gains annually. It is expected that, shortly before the Closing Date (as defined in the Plan of Reorganization), the Calvert Social Money Market Portfolio will declare and distribute as a special dividend any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Closing Date not previously distributed.

The Calvert Social Money Market Portfolio and the Ameritas Money Market Portfolio have identical procedures for purchasing shares.

The Calvert Social Money Market Portfolio and the Ameritas Money Market Portfolio have identical redemption procedures. Shares of the Ameritas Money Market Portfolio and the Calvert Social Money Market Portfolio may be redeemed at the net asset value next determined after receipt of a redemption request, on any day the New York Stock Exchange is open.

EXPENSES COMPARISONS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: The table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

			Pro Forma
	Calvert		Combined
	Social	Ameritas	Ameritas
	Money	Money	Money
	Market	Market	Market
	Portfolio	Portfolio	Portfolio

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Load on Purchases	N/A	N/A	N/A
Maximum Deferred Sales Load	N/A	N/A	N/A

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	0.50%[1]	0.25%[3]	0.25%
Other Expenses	0.36%	0.12%	0.12%
Total Fund Operating Expenses	0.86%[2]	0.37%	0.37%
Fee Waiver and/or Expense
Limitation	0.00%	0.01%[4]	0.01%
Net Expenses	0.86%	0.36%	0.36%

1 Expenses are based on the Calvert Social Money Market Portfolio's most recent fiscal year. Management fees include the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the advisor, CAMCO.

2 Total Fund Operating Expenses reflect an indirect fee resulting from the Calvert Social Money Market Portfolio's expense offset arrangement with the custodian bank and fees before waivers. Under this arrangement, the custodian and transfer agent fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Net operating expenses after reductions for fees paid indirectly and fee waivers would be 0.79%.

3 Expenses are based on the Ameritas Money Market Portfolio's most recent fiscal year. Management fees include the subadvisory fees paid by the advisor [AIC], to the subadvisor [CAMCO], and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the advisor. The administrative service fee is 0.05% of the Portfolio's average daily net assets with a minimum of $50,000.

4 AIC has contractually agreed to limit net annual fund operating expenses through April 30, 2006. The contractual expense cap is shown as "Net Expenses", this is the maximum amount of operating expenses that may be charged for this period. For purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. Only the Board of Directors of the Fund may terminate the waiver during the contractual period. The example below reflects the expense limit but only through the contractual date. The Portfolio has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Under the circumstances, where AIC has provided to the Portfolio a contractual expense limitation, and to the extent any expense offset credits are earned, AIC benefits from the expense offset arrangement and AIC's obligation under the contractual limitation is reduced by the credits earned. The amount AIC benefited from the credit was 0.01% for the most recent fiscal year and is reflected in the Financial Highlights Section, as the difference between line item "Expenses Before Offset" and "Net Expenses". See Statement of Additional Information "Investment Advisor and Subadvisors".

Example. This example is intended to help you compare the cost of investing in the Portfolios (both before and after the Reorganization) with the cost of investing in other mutual funds. The example assumes that:

  You invest $10,000 in the Portfolio for the time periods indicated;

  Your investment has a 5% return each year; and

  The Portfolio's operating expenses remain the same.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

(Unaudited)
	1 Year	3 Years	5 Years	10 Years
Calvert Social Money Market Portfolio	$88	$274	$477	$1,061
Pro Forma - Surviving
Ameritas Money Market Portfolio	$37	$118	$207	$467

Capitalization. The following table shows the capitalization of the Calvert Social Money Market Portfolio as of December 31, 2004, and of the Ameritas Money Market Portfolio on a pro forma basis as of that date, giving effect to the proposed acquisition by the Ameritas Money Market Portfolio of the assets of the Calvert Social Money Market Portfolio at net asset value.

		Pro Forma
.	Calvert Social	Surviving Ameritas
.	Money Market	Money Market
.	Portfolio	Portfolio*

Net assets	$12,863,053	$76,609,169
Shares outstanding	12,865,269	76,641,716
Net asset value per share	$1.00	$1.00
		Pro Forma
.		Surviving Ameritas
.	Pro Forma	Money Market
.	Adjustment	Portfolio*

Net assets	($10,000)	$89,462,222
Shares outstanding		89,506,985
Net asset value per share		$1.00

* The Pro Forma combined net assets do not reflect adjustments with respect to distributions prior to the Reorganization. The actual exchange ratio will be determined based on the relative net asset value per share and the number of shares outstanding of the Portfolio on the acquisition date.

Pro forma financial statements for the fiscal year ended December 31, 2004 are incorporated by reference in the Merger SAI. Because the Plan of Reorganization provides that the Ameritas Money Market Portfolio will be the surviving Portfolio following the Reorganization, the pro forma financial statements reflect the transfer of the assets of the Calvert Social Money Market Portfolio to the Ameritas Money Market Portfolio, as contemplated by the Plan of Reorganization.

RISK FACTORS AND INVESTMENT RESTRICTIONS

Because the Ameritas Money Market Portfolio and the Calvert Social Money Market Portfolio pursue similar investment programs, the Portfolios share similar principal risks, which include:

  The Portfolio's yield will change in response to market interest rates. In general, as market rates go up so will the Portfolio's yield, and vice versa

  Although the Portfolio tries to keep the value of its shares constant at $1.00 per share, changes in market rates, and/or sudden credit deterioration of a holding could cause the value to decrease

  Securities issued by government-sponsored entities, such as Fannie Mae and Freddie Mac, are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government

Each Portfolio has adopted fundamental investment restrictions, which cannot be changed without the approval of the holders of a majority of the outstanding shares of the respective Portfolio. Each Portfolio has also adopted nonfundamental investment restrictions, which can be changed by the Board at any time without a shareholder vote. The investment restrictions of both Portfolios are very similar; however, there are some differences. Both Portfolios' investment restrictions are provided below.

The Calvert Social Money Market Portfolio has the following fundamental investment restrictions:

1. The Portfolio may not make any investment inconsistent with their classification as a diversified investment company under the 1940 Act.

2. The Portfolio may not concentrate its investments in the securities of issuers primarily engaged in any particular industry, with respect to investments in money market instruments).

3. The Portfolio may not issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of its total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Portfolio may pledge, mortgage, or hypothecate its assets.

4. The Portfolio may not underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of obligations in accordance with the Portfolio's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.

5. The Portfolio may not invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

6. The Portfolio may not make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or as permitted by law. The purchase of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with the Portfolio's investment objective, policies and restrictions, shall not constitute the making of a loan. For purposes of this investment restriction, the Portfolio considers a "loan" to be a "loan of money."

Under current law a diversified investment company, with respect to 75% of its assets, can invest no more than 5% of its assets in the securities of any one issuer and may not acquire more than 10% of the voting securities if any issuer. Under current law, "concentrate" means to invest 25% or more in the securities of issuers primarily engaged in any one industry. Under current law the Portfolio may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Portfolio may underwrite securities to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in selling a Portfolio security.

The Board of Directors has adopted the following nonfundamental investment restrictions for the Calvert Social Money Market Portfolio:

1. The Portfolio does not intend to make any purchases of securities if borrowing exceeds 5% of a portfolio's total assets.

2. The Portfolio may not acquire private placement investments until the value of the Portfolio's assets exceeds $20 million.

3. The Portfolio may not purchase illiquid securities if more than 10% of the value of net assets would be invested in such securities.

4. The Portfolio may invest only in foreign money market instruments if they are of comparable quality to the obligations of domestic banks.

The Ameritas Money Market Portfolio has the following fundamental investment restrictions:

    1. The Portfolio may not purchase the securities of any issuer if, as a result, the Portfolio would not comply with any applicable diversification requirements for a money market fund under the 1940 Act and the rules thereunder, as such may be amended from time to time.

    2. The Portfolio may not Issue senior securities.

    3. The Portfolio may not borrow money, except that the Portfolio may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

    4. The Portfolio may not underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

    5. The Portfolio may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Portfolio will invest more than 25% of its total assets in the financial services industry.

    6. The Portfolio may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

    7. The Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

    8. The Portfolio may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements. For purposes of this investment restriction, the Portfolio considers a "loan" to be a "loan of money."

    9. The Portfolio may not invest in companies for the purpose of exercising control or management.

The Board of Directors has adopted the following nonfundamental investment restrictions for the Ameritas Money Market Portfolio:

    1. The Portfolio does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer; provided that the Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

    2. The Portfolio does not currently intend to sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short. Short sales will be "covered" with an equivalent amount of high quality, liquid securities. Transactions in futures contracts and options are not deemed to constitute selling securities short.

    3. The Portfolio does not currently intend to purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

    4. The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Advisor [AIC], the Subadvisor [CAMCO] or an affiliate serves as investment advisor or (b) by engaging in reverse repurchase agreements with any party. The Portfolio will not borrow from other funds advised by the Advisor [AIC], the Subadvisor [CAMCO] or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 33 1/3% of the Portfolio's total assets.

    5. The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

    6. The Portfolio does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

    7. The Portfolio does not currently intend to lend assets other than securities to other parties, except by lending money (up to 10% of the Portfolio's net assets) to a registered investment company or portfolio for which the Advisor [AIC], the Subadvisor [CAMCO] or an affiliate serves as investment advisor. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

    8. The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

With respect to Nonfundamental Investment Restriction No. 1, certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

With respect to Nonfundamental Investment Restriction No. 5, if through a change in values, net assets, or other circumstances, the Portfolio was in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

See the Portfolios' respective Prospectuses and Statements of Additional Information for further information.

REASONS FOR THE REORGANIZATION

The Directors of the Fund, including its Independent Directors, have determined that the Reorganization would be in the best interests of the Calvert Social Money Market Portfolio, and that the interests of the Calvert Social Money Market Portfolio's shareholders would not be diluted as a result of effecting the Reorganization. At a meeting held on March 10, 2005, the Directors approved the proposed Merger and recommended its approval by shareholders. The principal reasons why the Directors are recommending the Reorganization are as follows:

(i) Appropriate Investment Objectives, Etc. The investment objective, policies, and restrictions of the Ameritas Money Market Portfolio are similar to those of the Calvert Social Money Market Portfolio, and the Directors believe that an investment in shares of the Ameritas Money Market Portfolio will provide shareholders with an investment opportunity comparable to that currently afforded by the Calvert Social Money Market Portfolio.

(ii) Lower Operating Expenses. The Directors considered that the operating expenses of the Ameritas Money Market Portfolio after the Reorganization will be lower than the operating expenses borne by the Calvert Social Money Market Portfolio.

(iii) Advantage of Economies of Scale. The Directors also considered the advantages of combining the Calvert Social Money Market Portfolio into another Portfolio with a similar investment objective, style and holdings. The Directors believe that by combining the Calvert Social Money Market Portfolio, the shareholders continue to have available to them a Portfolio with a similar investment objective, but can at the same time take advantage of the economies of scale associated with a larger fund. Expenses such as audit expenses and bookkeeping expenses that are charged on a per portfolio basis will be reduced.

(iv) Tax Status. The Directors further considered the fact that the Reorganization is not expected to have a tax effect on the policyholders and contract owners.

(v) Dilution. And lastly, the Directors considered the fact that the Reorganization will not dilute the interest of the current Calvert Social Money Market Portfolio shareholders.

Further, in connection with their consideration of these matters, the Directors were also advised by counsel to the Independent Directors of their fiduciary responsibilities to the Calvert Social Money Market Portfolio' shareholders and the legal issues involved.

In addition, the Directors considered a number of additional factors, including, but not limited to: (1) the expenses and advisory fees applicable to the Calvert Social Money Market Portfolio before the Reorganization and the estimated lower expense ratio for shareholders in the Ameritas Money Market Portfolio after the Reorganization, compared to that of the Calvert Social Money Market Portfolio; (2) the terms and conditions of the Plan of Reorganization and the expectation that the Reorganization would not result in dilution of current the Calvert Social Money Market Portfolio shareholders' interests; (3) the economies of scale expected to be realizable as a result of the Reorganization; (4) the service features available to shareholders of both the Calvert Social Money Market Portfolio and Ameritas Money Market Portfolio; and (5) the costs estimated to be incurred to complete the Reorganization. Thus, when considering all of the above factors, the Directors determined that the Reorganization of the Calvert Social Money Market Portfolio into the Ameritas Money Market Portfolio would be in the best interest of the Calvert Social Money Market Portfolio and of its shareholders.

After this discussion, and following a review of the materials and the terms of the proposed Plan of Reorganization, the Independent Directors approved the reorganization proposal and recommended its approval by the Calvert Social Money Market Portfolio's shareholders. In connection with the approval, the Directors considered among other things, the following more technical point of the possible merger, that being that the Calvert Social Money Market Portfolio and Ameritas Money Market Portfolio each would receive an opinion of counsel that the exchanges contemplated by the Reorganization are expected to be tax-free for federal income tax purposes.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. Shareholders of the Calvert Social Money Market Portfolio are being asked to approve the Reorganization of the Calvert Social Money Market Portfolio and the Ameritas Money Market Portfolio. The merger is proposed to take place pursuant to a Plan of Reorganization between the Calvert Social Money Market Portfolio and the Ameritas Money Market Portfolio, a form of which is attached to this Prospectus and Proxy Statement as Exhibit A.

The proposed Plan of Reorganization provides that the Ameritas Money Market Portfolio will acquire all the assets of the Calvert Social Money Market Portfolio in exchange for shares of the Ameritas Money Market Portfolio on July 22, 2005. The material terms of the Plan of Reorganization are summarized below; nonetheless, discussion of the Plan of Reorganization herein is qualified in its entirety by reference to the Plan of Reorganization in Exhibit A. The number of full and fractional Ameritas Money Market Portfolio shares to be issued to shareholders of the Calvert Social Money Market Portfolio will equal the value of the shares of the Calvert Social Money Market Portfolio outstanding immediately prior to the Reorganization. Portfolio securities of the Calvert Social Money Market Portfolio will be valued in accordance with the valuation practices of the Ameritas Money Market Portfolio (See, "General Information about the Fund"). At the time of the Reorganization, the Calvert Social Money Market Portfolio will pay all of its obligations and liabilities, and prior to the Reorganization will issue a dividend to distribute its investment company taxable income to its shareholders. The Reorganization will be accounted for by the method of accounting commonly used by open-end investment companies.

As soon as practicable after the Closing Date, the Calvert Social Money Market Portfolio will liquidate and distribute pro rata to its shareholders of record as of the close of business on July 22, 2005, the full and fractional shares of the Ameritas Money Market Portfolio at an aggregate net asset value equal to the value of the shareholder's shares in the Calvert Social Money Market Portfolio next determined at the close of business on the Valuation Date (the business day immediately preceding the effective time of the transaction). This method of valuation is also consistent with interpretations of Rule 22c-1 under the Investment Company Act of 1940, as amended (the "1940 Act") by the Securities and Exchange Commission's Division of Investment Management. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of the Ameritas Money Market Portfolio, representing the respective pro rata number of full and fractional shares of the Ameritas Money Market Portfolio due shareholders of the Calvert Social Money Market Portfolio.

The consummation of the Plan of Reorganization is subject to the conditions set forth therein, including the following:

Shareholder Approval. The Plan of Reorganization shall have been approved by the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Calvert Social Money Market Portfolio.

Representations, Warranties and, Agreements. Both parties to the Reorganization shall have complied with their respective responsibilities under the Plan of Reorganization, the respective representations and warranties contained in this Plan of Reorganization shall be true in all material respects as of the closing date, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of either party since December 31, 2004, as applicable. Both parties shall produce certificates satisfactory in form and substance indicating that they have met the terms of the Plan of Reorganization.

Tax Opinion. Both parties to the Reorganization shall have received an opinion of counsel, addressed to the Fund and in form and substance satisfactory to each party, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Calvert Social Money Market Portfolio, the Ameritas Money Market Portfolio, and their respective shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan of Reorganization, this Prospectus and Proxy Statement, and on such other written representations as the Calvert Social Money Market Portfolio and the Ameritas Money Market Portfolio, respectively, will have verified. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(1) Neither the Calvert Social Money Market Portfolio nor the Ameritas Money Market Portfolio will recognize any gain or loss upon the transfer of the assets of the Calvert Social Money Market Portfolio to the Ameritas Money Market Portfolio in exchange for Ameritas Money Market Portfolio shares, and, in the case of the Calvert Social Money Market Portfolio, upon the distribution (whether actual or constructive) of Ameritas Money Market Portfolio shares to the Calvert Social Money Market Portfolio shareholders in exchange for their shares of capital stock of the Calvert Social Money Market Portfolio;

(2) The shareholders of the Calvert Social Money Market Portfolio who receive Ameritas Money Market Portfolio shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of the Calvert Social Money Market Portfolio for Ameritas Money Market Portfolio shares (including any share interests they are deemed to have received) pursuant to the Reorganization;

(3) The tax basis of Ameritas Money Market Portfolio shares received by shareholders of the Calvert Social Money Market Portfolio will be the same as the tax basis of the shares of capital stock of the Calvert Social Money Market Portfolio surrendered in the exchange; and the holding period of Ameritas Money Market Portfolio shares received by each shareholder of the Calvert Social Money Market Portfolio will include the period during which the shares of the Calvert Social Money Market Portfolio exchanged therefor were held by such shareholder, provided the shares of the Calvert Social Money Market Portfolio were held as a capital asset on the date of the Reorganization; and

(4) The tax basis of the Calvert Social Money Market Portfolio's assets acquired by the Ameritas Money Market Portfolio will be the same as the tax basis of such assets to the Calvert Social Money Market Portfolio immediately prior to the Reorganization, and the holding period of the assets of the Calvert Social Money Market Portfolio in the hands of the Ameritas Money Market Portfolio will include the period during which those assets were held by the Calvert Social Money Market Portfolio.

Terms for Abandonment of the Reorganization. The Plan of Reorganization may be terminated, and the Reorganization abandoned, at any time before or after approval by shareholders of the Calvert Social Money Market Portfolio, prior to the Closing Date by mutual consent of the parties, or by either, if any condition set forth in the Plan of Reorganization has not been fulfilled or has been waived by the party entitled to its benefits. In accordance with the Plan of Reorganization, the Calvert Social Money Market Portfolio and the Ameritas Money Market Portfolio are responsible for payment of their own expenses incurred in connection with the Reorganization. These expenses are estimated to cost approximately $10,000 to cover all legal and accounting fees and expenses, printing expenses, and other fees and expenses incurred in connection with the consummation of the Reorganization.

Description of Ameritas Money Market Portfolio Shares. Full and fractional shares of Ameritas Money Market Portfolio will be issued to each shareholder in accordance with the procedures under the Plan of Reorganization as described above. Each share will be fully paid and non-assessable when issued and transferable without restrictions and will have no preemptive or conversion rights.

Federal Income Tax Consequences. The Plan of Reorganization is intended to be a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). Opinions of counsel are not binding on the Internal Revenue Service or the Courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the consequences described above would not be applicable, and shareholders could recognize a gain or loss on the transaction. Shareholders of the Calvert Social Money Market Portfolio should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of the Calvert Social Money Market Portfolio should also consult their tax advisors as to the state and local tax consequences, if any, of the Reorganization.

Expenses. After the Reorganization, the total operating expenses of the surviving Ameritas Money Market Portfolio, as a percent of net assets, will be less than those for the Calvert Social Money Market Portfolio. In addition, certain fixed costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by the Calvert Social Money Market Portfolio shareholders.

INFORMATION ABOUT AMERITAS MONEY MARKET PORTFOLIO

As discussed above, the investment objective, principal investment strategies, and investment practices of the Ameritas Money Market Portfolio are similar to those of the Calvert Social Money Market Portfolio.

Objective. The Ameritas Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies. The Portfolio invests in U.S. dollar-denominated money market securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements. The Portfolio invests more than 25% of total assets in the financial services industry.

Principal Risks

  The Portfolio's yield will change in response to market interest rates. In general, as market rates go up so will the Portfolio's yield, and vice versa.

  Although the Portfolio tries to keep the value of its shares constant at $1.00 per share, changes in market rates, and/or sudden credit deterioration of a holding could cause the value to decrease.

  Securities issued by government-sponsored entities, such as Fannie Mae and Freddie Mac, are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

  Investment in the financial services industry involves additional risk relating to changes in government regulation or economic downturns, which can have a significant negative affect on issuers in the financial services sector.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your share, it is possible to lose money by investing in the Portfolio.

Management.

AIC (5900 "O" Street, 4th Floor, Lincoln, Nebraska 68510-1889) serves as the investment advisor of the Portfolio pursuant to an Investment Advisory Agreement with the Fund. AIC is registered as an investment advisor under the Investment Advisers Act of 1940 and also is registered as a broker dealer under the Securities Exchange Act of 1934. AIC serves as the underwriter of variable products issued by its affiliates, Ameritas Variable Life Insurance Company and Ameritas Life Insurance Corp.

AIC serves as the overall investment manager of the Portfolio, authorized to exercise full investment discretion and make all determinations with respect to the investment of the assets of the Portfolio, but has, at its own cost and expense, retained a subadvisor to provide day-to-day portfolio management for the Portfolio.

CAMCO (4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814) serves as the investment subadvisor to the Portfolio. Calvert has been managing mutual funds since 1976 and is the investment advisor for over 25 mutual fund portfolios, including the first and largest family of socially screened funds. As of May 31, 2005, Calvert had over $10 billion in assets under management.

The Portfolio has obtained an exemptive order from the Securities and Exchange Commission to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisors" in the SAI for further details.

Advisory Fees. The Ameritas Money Market Portfolio's advisory agreement provides for the Fund to pay AIC a fee of 0.20% of the Portfolio's average daily net assets.

Other Management Arrangements.

Ameritas Investment Corp. also serves as the principal underwriter and distributor for the Ameritas Money Market Portfolio. Under the terms of its underwriting agreement with the Fund, AIC markets and distributes the Fund's shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors. AIC is entitled to compensation for services performed and expenses assumed. Payments to AIC may be authorized by the Fund's Board of Directors from time to time in accordance with applicable law. No payments were authorized in 2004. AIC is responsible for paying (i) all commissions or other fees to its associated persons which are due for the sale of the Policies, and (ii) any compensation to other broker-dealers and their associated persons due under the terms of any sales agreement between AIC and the broker-dealers. As the advisor and distributor, AIC, at its own expense, may incur costs or pay expenses associated with the distribution of the Fund's shares.

Calvert Administrative Services Company, a subsidiary of Calvert Group, Ltd. and Acacia Mutual, is the Fund's administrator.

National Financial Data Services, Inc. is the Fund's transfer agent and dividend disbursing agent.

Calvert Shareholder Services, Inc., a subsidiary of Calvert Group, Ltd. and Acacia Mutual, is the Fund's shareholder servicing agent.

SHAREHOLDER INFORMATION FOR

AMERITAS MONEY MARKET PORTFOLIO

Purchase, Exchange and Redemption of Shares. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value of the Portfolio next determined after the Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the net asset value per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Fund, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance policy owners of any Insurance Company. The Fund's Directors intend to monitor events in order to identify any material conflicts between such policy owners and to determine what action, if any, should be taken in response thereto. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's net asset value next determined after the appropriate Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the shareholder. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share. The NAV of the shares of the Portfolio is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (normally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

The Portfolios is valued using the "amortized cost" method; which is intended to stabilize the NAV at $1.00 per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

The Fund and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order; modify any terms or conditions of purchase of shares of the Fund; or withdraw all or any part of the offering made by this prospectus. To protect the interests of investors, the Fund and the distributor may reject any order considered market-timing activity.

Dividends and Distributions. It is the Fund's intention to distribute substantially all of the net investment income, if any, of the Portfolio. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio, less estimated expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at net asset value.

Taxes. As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains.

The Fund intends to comply with the diversification requirements of section 817(h) of the Code relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts. In order for the separate accounts to comply with regulations under Section 817(h) of the Code, the Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For purposes of this test all securities of the same issuer are treated as a single investment and each government agency or instrumentality shall be treated as a separate issuer.

Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance policies, see the Prospectus for the Policies.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

Both the Calvert Social Money Market Portfolio and the Ameritas Money Market Portfolio are series of Calvert Variable Series, Inc., a Maryland corporation. With both Portfolios organized under the same regulated investment company, they share identical Articles of Incorporation and By-laws.

GENERAL INFORMATION ABOUT THE PORTFOLIOS

Information about the Calvert Social Money Market Portfolio is included in its Prospectus, which all shareholders have received. Further information is included in the Calvert Social Money Market Portfolio's Statement of Additional Information. Both the Prospectus and the Statement of Additional Information are dated May 2, 2005. You may obtain additional copies for the Calvert Social Money Market Portfolio, as well as, quarterly, semi-annual, and annual reports of the Calvert Social Money Market Portfolio by writing the Fund at Calvert Variable Series, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling 800-368-2745. This same information for the Ameritas Money Market Portfolio is available by writing the Fund at Calvert Variable Series, Inc., Service Center, Attn: Ryan Walker, P.O. Box 82550, Lincoln, Nebraska 68501, or by calling 800-745-1112. The Calvert Social Money Market Portfolio and the Ameritas Money Market Portfolio are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, file proxy material, reports, and other information with the Securities and Exchange Commission. These reports and other information filed by the Fund can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission in Washington, D.C. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E, Washington, D.C. 20549 at prescribed rates. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains reports, other information, and proxy statements filed for the Fund.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Reports to shareholders of the Calvert Social Money Market Portfolio for the period ended December 31, 2004, and the financial statements and financial highlights for the period indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the reports of KPMG LLP, Independent Public Registered Accounting Firm, to the Calvert Social Money Market Portfolio, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.

Financial Highlights. The financial highlights table is intended to help you understand the Calvert Social Money Market Portfolio's financial performance for the past five (5) fiscal years . The Fund's fiscal year end is December 31. Certain information reflects financial results for a single share, by Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information for 2004 has been audited by KPMG LLP whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request. The information for years presented prior to December 31, 2002 has been audited by other auditors.

	Years Ended
	December 31,	December 31,
	2004	2003
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.007	.006
Net realized gain (loss)	**	--
Total from investment operations	.007	.006
Distributions from
Net investment income	(.007)	(.006)
Total increase (decrease) in net asset value	--	--
Net asset value, ending	$1.00	$1.00

Total return*	0.72%	0.64%
Ratios to average net assets: A
Net investment income	.72%	.65%
Total expenses	.86%	.77%
Expenses before offsets	.80%	.73%
Net expenses	.79%	.72%
Net assets, ending (in thousands)	$12,863	$15,150

		Years Ended
	December 31,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.014	.037	.058
Total from investment operations	.014	.037	.058
Distributions from
Net investment income	(.014)	(.037)	(.058)
Total increase (decrease) in net asset value	--	--	--
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.44%	3.74%	5.94%
Ratios to average net assets: A
Net investment income	1.40%	3.67%	5.85%
Total expenses	.74%	.67%	.66%
Expenses before offsets	.71%	.67%	.66%
Net expenses	.70%	.63%	.61%
Net assets, ending (in thousands)	$22,449	$21,781	$22,969

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor [CAMCO] or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor [CAMCO] but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

** Amount was less than .001 per share.

VOTING INFORMATION

Proxies from the shareholders of the Calvert Social Money Market Portfolio are being solicited by the Directors for a Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on [DAY], July __, 2005, or at such later time or date made necessary by adjournment.

Proxies are solicited by mail. Additional solicitations may be made by telephone, computer communications, facsimile, or other such means, or by personal contact by officers or employees of the Calvert Social Money Market Portfolio or by proxy soliciting firms retained for this purpose.

Quorum. The Reorganization must be approved by a majority of the outstanding shares, which is defined as the lesser of: (1) the vote of 67% or more of the shares of the Portfolio at the Special Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) the vote of more than 50% of the outstanding shares of the Portfolio.

You may revoke your proxy at any time before it is exercised by: (1) filing a written notification of revocation with the Secretary of the Fund, (2) submitting a proxy bearing a later date, or (3) attending and voting at the meeting.

The votes of shareholders of the Ameritas Money Market Portfolio are not being solicited by this Prospectus and Proxy Statement and are not required to carry out the Reorganization.

Proportional Voting. As the owner of a variable life insurance policy or a variable annuity contract, you are not actually a Fund shareholder. The issuing insurance companies are the legal owners of the Fund's shares. Despite not having the legal status as an owner of the shares, we may refer to you as a "shareholder" and your interest in the portfolios as "shares". The issuing life insurance companies want you to return the Voting Instructions so that they can vote the Fund shares represented by your variable insurance policy or variable annuity contract in accordance with your instructions. The persons named as proxies in the enclosed Voting Instructions intend to vote all of the shares of the portfolio, proportionately in accordance with the instructions given by those variable insurance policyholders or variable annuity contract owners who respond with their voting instructions.

Abstentions and Broker Non-Votes. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, "broker non-votes" and abstentions effectively will be votes against the Reorganization proposal.

Record Date. Shareholders of the Calvert Social Money Market Portfolio of record at the close of business on May 31, 2005 (record date) are entitled to notice of and to vote at the Special Meeting of Shareholders or any adjournment thereof. Shareholders are entitled to one vote for each share held. As of May 31, 2005, as shown on the books of the Calvert Social Money Market Portfolio, there were issued and outstanding shares. As of May 31, 2005, the officers and Directors of the Fund as a group, beneficially owned less than 1% of the outstanding shares of the Calvert Social Money Market Portfolio.

As of May 31, 2005, the following shareholders owned of record 5% or more of the shares of the Fund:

Ameritas Variable	43.88%
Account X
Lincoln, NE

Peoples Benefit Life Insurance Co.	35.50%
Separate Account V
c/o Aegon USA
Cedar Rapids, IA

Ameritas Variable	20.27%
Account Y
Lincoln, NE

SHAREHOLDER PROPOSALS

The Fund is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to the Calvert Legal Department, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814. If the Reorganization described in this Prospectus and Proxy Statement is consummated, there will be no further meetings of the shareholders of the Calvert Social Money Market Portfolio.

OTHER BUSINESS

The Board of Directors of the Calvert Variable Series, Inc. does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

ADJOURNMENT

In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposal. They will vote against any such adjournment those proxies that have voted against any such proposal.

By Order of the Board of Directors
William M. Tartikoff, Esq.
Secretary

THE BOARD OF DIRECTORS OF THE CALVERT VARIABLE SERIES, INC., INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN.

Investment Company Act File No.: 811-3591


Pro Forma Financials
CALVERT VARIABLE SERIES, INC. - CALVERT SOCIAL MONEY MARKET PORTFOLIO
CALVERT VARIABLE SERIES, INC. - AMERITAS MONEY MARKET PORTFOLIO
PROFORMA STATEMENT OF ASSETS AND LIABILITIES				Ameritas
DECEMBER 31, 2004 (UNAUDITED)				Money Market
	Calvert Social	Ameritas		Portfolio
	Money Market	Money Market	Proforma	Proforma
	Portfolio	Portfolio	Adjustments	Combined
ASSETS
Investments in securities, at value - see accompanying schedule	$12,688,554	$75,817,033	-	$88,505,587
Cash	179,375	97,175	-	276,550
Receivable for securities sold	5,000	53,000	-	58,000
Receivable for shares sold	-	508,641	-	508,641
Interest receivable	23,392	172,365	-	195,757
Other assets	2,099	15,438	-	17,537
Total assets	12,898,420	76,663,652	-	89,562,072

LIABILITIES
Payable for shares redeemed	7,226	157	-	7,383
Payable to Ameritas Investment Corp.	-	27,393		27,393
Payable to Calvert Asset Management Company, Inc.	11,478	-	-	11,478
Payable to Calvert Administrative Services Company	1,550	2,571	-	4,121
Payable to Calvert Shareholder Services, Inc.	136	-	-	136
Accrued expenses and other liabilities	14,977	24,362	10,000	49,339
Total liabilities	35,367	54,483	10,000	99,850
NET ASSETS	$12,863,053	$76,609,169	($10,000)	$89,462,222

NET ASSETS
Paid-in capital, Calvert Social Money Market, 12,865,269 shares of
common stock outstanding; $0.01 par value, 2,000,000,000 shares authorized.	$12,860,315
Paid-in capital, Ameritas Money Market, 76,641,716 shares of common		$76,601,765		$89,462,080
stock outstanding; $0.01 par value, 2,000,000,000 shares authorized.
Undistributed net investment income	2,738	7,404	(10,000)	142
NET ASSETS	$12,863,053	$76,609,169	($10,000)	$89,462,222

NET ASSETS	$12,863,053	$76,609,169	($10,000)	$89,462,222
SHARES OUTSTANDING	12,865,269	76,641,716	-	89,506,985
NET ASSET VALUE	$1.00	$1.00	-	$1.00

(1) To reflect the expected reorganization and proxy solicitation costs that will be incurred by the Portfolios in connection with the reorganization.

See Notes to Proforma Financial Statements.

CALVERT VARIABLE SERIES, INC. - CALVERT SOCIAL MONEY MARKET PORTFOLIO
CALVERT VARIABLE SERIES, INC. - AMERITAS MONEY MARKET PORTFOLIO
PROFORMA STATEMENT OF OPERATIONS				Ameritas
YEAR ENDED DECEMBER 31, 2004 (UNAUDITED)				Money Market
	Calvert Social	Ameritas		Portfolio
	Money Market	Money Market	Proforma	Proforma
	Portfolio	Portfolio	Adjustments	Combined
NET INVESTMENT INCOME
Investment Income:
Interest income	$207,009	$1,527,296	-	$1,734,305
Total investment income	207,009	1,527,296	-	1,734,305

Expenses:
Investment advisory fee	41,039	205,103	(13,679)	232,463
Transfer agency fees and expenses	3,956	9,627	(11,183)	2,400
Directors' fees and expenses	1,763	9,614	(451)	10,926
Administrative fees	27,356	51,276	(20,516)	58,116
Accounting fees	10,739	24,599	(7,442)	27,896
Custodian fees	7,347	32,920	(3,073)	37,194
Insurance	3,414	24,883	(401)	27,896
Professional fees	17,923	19,940	(6,060)	31,803
Reports to shareholders	2,790	1,589	(2,054)	2,325
Miscellaneous	867	2,787	(167)	3,487
Total expenses	117,194	382,338	(65,026)	434,506
Fees waived	(8,003)	-	8,003	-
Fees paid indirectly	(1,308)	(17,757)		(19,065)
Net expenses	107,883	364,581	(57,023)	415,441

NET INVESTMENT INCOME (LOSS)	99,126	1,162,715	57,023	1,318,864

REALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments:	42	4,943	-	4,985

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$99,168	$1,167,658	$57,023	$1,323,849

AVERAGE NET ASSETS	$13,679,626	$102,551,704	-	$116,231,330
RATIO OF TOTAL EXP TO AVG NET ASSETS	0.86%	0.37%	-	0.37%
RATIO OF NET EXP TO AVG NET ASSETS	0.79%	0.36%	-	0.36%

The proforma combined statements of operations presented above does not necessarily reflect what the results of operations would have been if the entities had been merged on January 1, 2004.
See Notes to Proforma Adjustments and Proforma Financial Statements.
NOTES TO PORTFOLIO ADJUSTMENTS

1 To reflect the change in Investment Advisory Fees. The Portfolio's advisory agreement provides for the Portfolio to pay the Advisor an annual fee of 0.20% of the Portfolio's average daily net assets.

2 To reflect the expected Transfer Agency fees for the Portfolio.

3 To reflect an Administrative Service Fee of 0.05% of the Portfolio's average daily net assets, or a minimum of $50,000.

4 To reflect the Accounting Fees expected to be incurred in the Portfolio.

5 To reflect the expected Custodian Fees for the Portfolio. The Portfolio has an agreement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

6 To reflect the expected Professional Fees for the combined Portfolio.

7 Proforma adjustments required to reflect the estimated expenses expected to be incurred for the upcoming fiscal year.

Pro Forma Holdings

CALVERT VARIABLE SERIES, INC. - CALVERT SOCIAL MONEY MARKET PORTFOLIO
CALVERT VARIABLE SERIES, INC. - AMERITAS MONEY MARKET PORTFOLIO
PROFORMA SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004 (UNAUDITED)
	CALVERT SOCIAL MONEY MARKET PORTFOLIO		AMERITAS MONEY MARKET PORTFOLIO		PROFORMA ADJUSTMENTS		COMBINED AMERITAS MONEY MARKET PORTFOLIO
TAXABLE VARIABLE RATE DEMAND NOTES* - 79.1%	PRINCIPAL AMOUNT	VALUE	PRINCIPAL AMOUNT	VALUE	PRINCIPAL AMOUNT	VALUE	PRINCIPAL AMOUNT	VALUE

550 West 14th Place Revenue, 2.37%, 2/1/29, LOC: Harris Trust (r)	$390,000	$390,000	-	-	-	-	$390,000	$390,000
Alabama State IDA Revenue, 2.47%, 5/1/10, LOC: Regions Bank (r)	65,000	65,000	$135,000	$135,000	-	-	200,000	200,000
Alabama State Incentives Financing Authority Revenue, 2.47%, 10/1/29, BPA: Southtrust Bank, AMBAC Insured (r)	385,000	385,000	-	-	-	-	385,000	385,000
Alameda County California IDA Revenue, 2.35%, 7/1/30, LOC: Union Bank, C/LOC: CalSTERS (r)	400,000	400,000	2,100,000	2,100,000	-	-	2,500,000	2,500,000
American Healthcare Funding LLC, 2.42%, 5/1/27, LOC: Lasalle Bank (r)	-	-	325,000	325,000	-	-	325,000	325,000
Atmore Alabama Industrial Development Board Revenue, 2.57%, 8/1/22, LOC: Whitney National Bank, C/LOC: Bank of New York (r)	160,000	160,000	100,000	100,000	-	-	260,000	260,000
Bochasanwais Shree Akshar Purushottam Swaminarayan Sanstha, Inc., 2.52%, 6/1/21, LOC: Comercia Bank (r)	-	-	1,480,000	1,480,000	-	-	1,480,000	1,480,000
Butler County Alabama IDA Revenue, 2.47%, 3/1/12, LOC: Whitney National Bank, C/LOC: FHLB (r)	-	-	870,000	870,000	-	-	870,000	870,000
California State Pollution Control Financing Authority Revenue, 2.52%, 9/1/05, LOC: Wells Fargo Bank (r)	105,000	105,000	-	-	-	-	105,000	105,000
Chatham Centre LLC, 2.62%, 4/1/22, LOC: Bank of North Georgia (r)	-	-	340,000	340,000	-	-	340,000	340,000
Cobb County Georgia Development Authority Revenue, 2.42%, 7/1/34, LOC: Allied Irish Bank (r)	-	-	2,530,000	2,530,000	-	-	2,530,000	2,530,000
Creek Wisconsin IDR, 2.48%, 11/1/15, LOC: Marshall & Ilsley Bank (r)	-	-	845,000	845,000	-	-	845,000	845,000
Dakota County Minnesota MFH Revenue, 2.42%, 1/1/38, LOC: Lasalle Bank (r)	-	-	1,000,000	1,000,000	-	-	1,000,000	1,000,000
Dunn Nursing Home, Inc., 2.47%, 2/1/24, LOC: Peoples Bank & Trust, C/LOC: FHLB (r)	-	-	1,770,000	1,770,000	-	-	1,770,000	1,770,000
Enclave at Lynn Haven LLC, 2.41%, 10/1/29, LOC: State Bank & Trust, C/LOC: FHLB (r)	390,000	390,000	145,000	145,000	-	-	535,000	535,000
Florida State Housing Finance Corp. MFH Revenue:
2.44%, 10/15/32, LOC: Fannie Mae (r)	340,000	340,000	600,000	600,000	-	-	940,000	940,000
2.43%, 11/1/32, LOC: FHLMC (r)	-	-	1,750,000	1,750,000	-	-	1,750,000	1,750,000
Four Fishers LLC, 2.75%, 4/1/24, LOC: Standard Federal Bank (r)	-	-	1,690,000	1,690,000	-	-	1,690,000	1,690,000
Fulton County Georgia IDA Revenue, 2.76%, 12/1/10, LOC: Branch Bank & Trust (r)	-	-	635,000	635,000	-	-	635,000	635,000
Grove City Church of the Nazarene, 2.48%, 2/1/24, LOC: National City Bank (r)	-	-	2,977,000	2,977,000	-	-	2,977,000	2,977,000
Heritage Funeral Services LLC, 2.62%, 2/1/18, LOC: Northern Trust Co. (r)	310,000	310,000	-	-	-	-	310,000	310,000
Holland Board of Public Works Home Building Co., 2.62%, 11/1/22, LOC: Wells Fargo Bank (r)	170,000	170,000	1,275,000	1,275,000	-	-	1,445,000	1,445,000
Hillcrest Baptist Church, 2.49%, 12/1/20, LOC: SouthTrust Bank (r)	-	-	4,350,000	4,350,000	-	-	4,350,000	4,350,000
Hudson Massachusetts IDA Revenue, 2.50%, 10/1/13, LOC: State Street Bank & Trust (r)	-	-	650,000	650,000	-	-	650,000	650,000
Illinois State Development Finance Authority Revenue, 2.49%, 7/1/10, LOC: Lasalle Bank (r)	-	-	600,000	600,000	-	-	600,000	600,000
Indiana State Development Finance Authority Revenue, 2.48%, 9/1/16, LOC: JP Morgan Chase Bank (r)	-	-	3,150,000	3,150,000	-	-	3,150,000	3,150,000
Kaneville Road Joint Venture, Inc., 2.48%, 11/1/32, LOC: First American Bank, C/LOC: FHLB (r)	365,000	365,000	1,590,000	1,590,000	-	-	1,955,000	1,955,000
Kansas City Missouri IDA MFH Revenue, 2.49%, 3/1/35, LOC: LaSalle Bank (r)	-	-	915,000	915,000	-	-	915,000	915,000
Lancaster California Redevelopment Agency MFH Revenue, 2.53%, 1/15/35, LOC: Fannie Mae (r)	-	-	500,000	500,000	-	-	500,000	500,000
Main & Walton Development Co. LLC, 2.40%, 9/1/26, LOC: Waypoint Bank, C/LOC: FHLB (r)	410,000	410,000	1,275,000	1,275,000	-	-	1,685,000	1,685,000
Meyer Cookware Industries, Inc., 2.42%, 5/1/27, LOC: BNP Paribas (r)	-	-	545,000	545,000	-	-	545,000	545,000
Milwaukee Wisconsin Redevelopment Authority Revenue, 2.50%, 8/1/20, LOC: Marshall & Ilsley Bank (r)	380,000	380,000	-	-	-	-	380,000	380,000
Montgomery Alabama Special Care Facilities Financing Authority Revenue, 2.42%, 5/1/22, LOC: AmSouth Bank (r)	135,000	135,000	-	-	-	-	135,000	135,000
Montgomery County New York Industrial Development Board Pollution Control Revenue, 2.47%, 5/1/25, LOC: FHLB (r)	390,000	390,000	1,000,000	1,000,000	-	-	1,390,000	1,390,000
Nevada State Housing Division Revenue:
2.40%, 4/1/31, LOC: East-West Bank, C/LOC: FHLB (r)	100,000	100,000	-	-	-	-	100,000	100,000
2.40%, 4/15/35, LOC: Fannie Mae (r)	150,000	150,000	-	-	-	-	150,000	150,000
New Jersey State Economic Development Authority Revenue, 2.47%, 11/1/06, LOC: Wachovia Bank (r)	115,000	115,000	-	-	-	-	115,000	115,000
New York City New York Housing Development Corp. Revenue, 2.40%, 6/1/33, LOC: Bayerische Landesbank Girozentrale (r)	400,000	400,000	1,650,000	1,650,000	-	-	2,050,000	2,050,000
New York City New York IDA Revenue Bonds, 2.65%, 6/1/30, LOC: Citibank (r)	-	-	1,000,000	1,000,000	-	-	1,000,000	1,000,000
Omaha Nebraska SO, 2.52%, 2/1/26, BPA: Dexia Credit Local, AMBAC Insured (r)	-	-	500,000	500,000	-	-	500,000	500,000
Osprey Management Co. LLC, 2.52%, 6/1/27, LOC: Wells Fargo Bank (r)	-	-	900,000	900,000	-	-	900,000	900,000
Palm Beach County Florida Airport Revenue, 2.40%, 10/1/20, LOC: SunTrust Bank (r)	-	-	1,445,000	1,445,000	-	-	1,445,000	1,445,000
Pennsylvania State Higher Educational Facilities Authority Revenue, 3.00%, 8/1/07, LOC: Citizens Bank of Pennsylvania (r)	225,000	225,000	-	-	-	-	225,000	225,000
Peoploungers, Inc., 2.47%, 4/1/18, LOC: Bank of New Albany, C/LOC: FHLB (r)	-	-	185,000	185,000	-	-	185,000	185,000
Post Apartment Homes LP MFH Revenue, 2.42%, 7/15/29, CA: Fannie Mae (r)	490,000	490,000	-	-	-	-	490,000	490,000
Racetrac Capital LLC, 2.45%, 9/1/20, LOC: Regions Bank (r)	300,000	300,000	1,500,000	1,500,000	-	-	1,800,000	1,800,000
Rocketship Properties III LLC, 2.59%, 6/1/21, LOC: National Bank of South Carolina (r)	250,000	250,000	620,000	620,000	-	-	870,000	870,000
San Joaquin Mariners Association LP, 2.55%, 7/1/29, LOC: Credit Suisse First Boston Corp. (r)	285,000	285,000	165,000	165,000	-	-	450,000	450,000
Savannah Georgia Economic Development Authority Revenue, 2.45%, 3/1/18, LOC: SunTrust Bank (r)	-	-	1,095,000	1,095,000	-	-	1,095,000	1,095,000
Schenectady County New York IDA Revenue, 2.37%, 11/1/10, LOC: Fleet National Bank (r)	-	-	160,000	160,000	-	-	160,000	160,000
Sea Island Co., 2.66%, 2/1/21, LOC: Columbus Bank & Trust (r)	-	-	2,015,000	2,015,000	-	-	2,015,000	2,015,000
Shawnee Kansas Private Activity Revenue, 2.39%, 12/1/12, LOC: JP Morgan Chase Bank (r)	-	-	1,470,000	1,470,000	-	-	1,470,000	1,470,000
Southeast Alabama Gas Distribution Revenue, 2.47%, 6/1/25, BPA: AmSouth Bank, AMBAC Insured (r)	150,000	150,000	2,300,000	2,300,000	-	-	2,450,000	2,450,000
Southern Indiana Investments Company Two LLC, 2.47%, 10/15/26, LOC: Old National Bank, C/LOC: FHLB (r)	100,000	100,000	440,000	440,000	-	-	540,000	540,000
St. Joseph County Indiana Economic Development Revenue, 2.71%, 6/1/27, LOC: FHLB (r)	325,000	325,000	425,000	425,000	-	-	750,000	750,000
St. Paul Minnesota Port Authority Revenue:
2.65%, 3/1/07, LOC: Dexia Credit Local (r)	-	-	335,000	335,000	-	-	335,000	335,000
2.92%, 6/1/11, LOC: U.S. Bank (r)	-	-	465,000	465,000	-	-	465,000	465,000
2.52%, 12/1/23, LOC: Dexia Credit Local (r)	-	-	750,000	750,000	-	-	750,000	750,000
StorageMax Midtown LLC,, 2.47%, 5/20/23, LOC: State Bank & Trust, C/LOC: FHLB (r)	-	-	1,830,000	1,830,000	-	-	1,830,000	1,830,000
Suffolk County New York IDA Revenue, 2.45%, 12/15/07, LOC: JP Morgan Chase Bank (r)	180,000	180,000	-	-	-	-	180,000	180,000
Taylor County Kentucky Tax Notes, 2.47%, 1/1/19, LOC: Peoples Bank & Trust, C/LOC: FHLB (r)	-	-	480,000	480,000	-	-	480,000	480,000
Tucson Arizona Airport Authority, Inc. Revenue, 2.45%, 11/1/18, LOC: Bank of America (r)	-	-	3,180,000	3,180,000	-	-	3,180,000	3,180,000
Tyler Enterprises LLC, 2.47%, 10/1/22, LOC: Peoples Bank & Trust, C/LOC: FHLB (r)	265,000	265,000	475,000	475,000	-	-	740,000	740,000
Washington State Housing Finance Commission MFH Revenue:
2.48%, 2/1/28, LOC: U.S. Bank (r)	365,000	365,000	1,850,000	1,850,000	-	-	2,215,000	2,215,000
2.48%, 7/15/34, LOC: Fannie Mae (r)	1,670,000	1,670,000	-	-	-	-	1,670,000	1,670,000
2.48%, 5/15/35, LOC: Fannie Mae (r)	275,000	275,000	-	-	-	-	275,000	275,000
Wyandotte County and Kansas City Kansas MFH Revenue, 2.92%, 6/15/35, LOC: Fannie Mae (r)	350,000	350,000	-	-	-	-	350,000	350,000

Total Taxable Variable Rate Demand Notes (Cost $70,767,000)		10,390,000		60,377,000		-		70,767,000

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 19.8%
Federal Farm Credit Discount Notes, 8/16/05	250,000	246,737	1,000,000	986,948	-	-	1,250,000	1,233,685
Federal Home Loan Bank:
1.30%, 2/23/05	-	-	1,000,000	1,000,000	-	-	1,000,000	1,000,000
1.40%, 4/1/05	-	-	2,500,000	2,500,000	-	-	2,500,000	2,500,000
1.30%, 4/11/05	500,000	500,000	2,000,000	2,000,000	-	-	2,500,000	2,500,000
1.30%, 4/27/05	500,000	500,000	2,500,000	2,500,000	-	-	3,000,000	3,000,000
1.56%, 5/13/05	-	-	1,000,000	1,000,000	-	-	1,000,000	1,000,000
1.55%, 5/23/05	-	-	1,000,000	1,000,000	-	-	1,000,000	1,000,000
Freddie Mac Discount Notes:
3/28/05	-	-	1,000,000	995,509	-	-	1,000,000	995,509
4/5/05	315,000	313,429	-	-	-	-	315,000	313,429
6/30/05	500,000	495,200	3,000,000	2,971,200	-	-	3,500,000	3,466,400
12/13/05	250,000	243,188	500,000	486,376	-	-	750,000	729,564

Total U.S. Government Agencies and Instrumentalities (Cost $17,738,587)		2,298,554		15,440,033		-		17,738,587

TOTAL INVESTMENTS (Cost $88,505,587) - 98.9%		12,688,554		75,817,033		-		88,505,587
Other assets and liabilities, net - 1.1%		174,499		792,136		(10,000)		956,635
NET ASSETS - 100%		$12,863,053		$76,609,169		($10,000)		$89,462,222

* Optional tender features give these securities a shorter effective maturity date.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(1) To reflect the expected reorganization and proxy solicitation costs that will be incurred by the Portfolios in connection with the reorganization.

Explanation of Guarantees:
BPA: Bond-Purchase Agreement
CA: Collateral Agreement
C/LOC: Confirming Letter of Credit
LOC: Letter of Credit

Abbreviations:
AMBAC: American Municipal Bond Assurance Corporation
CalSTERS: California State Teachers Retirement System
FHLB: Federal Home Loan Bank
FHLMC: Freddie Mac
FSB: Federal Savings Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
SO: Special Obligation


PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

Registrant's By-Laws, Exhibit 2 of this Registration Statement, provides, in summary, that officers and trustees/directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees/directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, director, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain a Trustees/Directors & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $5 million in trustees/directors and officers liability coverage, plus $5 million in excess trustees/directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains a $9 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402. The Fund maintains joint coverage with the other Calvert Group Funds, and for the liability coverage, with the Advisor and its affiliated companies ("Calvert operating companies.") The premium and the coverage are allocated based on a method approved by the disinterested Fund trustees/directors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Securities Act of 1933 and be governed by final adjudication of such issue.

ITEM 16. EXHIBITS.

(1)(a) Restated Articles of Incorporation of Acacia Capital Corporation, incorporated by reference to Post-Effective Amendment No. 31, filed 4/25/96, accession number 0000708950-96-000005.

(1)(b) Articles Supplementary of Acacia Capital Corporation, incorporated by reference to Post-Effective Amendment No. 31, filed 4/25/96, accession number 0000708950-96-000005.

(1)(c) Articles Supplementary of Acacia Capital Corporation incorporated by reference to Post-Effective Amendment No. 32, filed 4/22/97, accession number 0000708950-97-000006.

(1)(d) Articles of Amendment of Acacia Capital Corporation to change name to Calvert Variable Series, Inc., and to change the name of each series, incorporated by reference to Post-Effective Amendment No. 33, filed 2/12/98, accession number 0000708950-98-000002.

(2) Amended By-laws of Calvert Variable Series, Inc., incorporated by reference to Post-Effective Amendment No. 37, filed 4/30/99, accession number 0000708950-99-000009.

(3) Not Applicable.

(4) Form of Agreement and Plan of Reorganization filed herewith.

(5) Specimen Stock Certificate (inapplicable).See the following Articles and Sections in the Articles of Incorporation filed as Exhibit (1)(a): 7(d), and 8, and the following sections of the Bylaws filed as exhibit (2); article 1, article 5, article 8.

(6)(a) Investment Advisory Agreements for Ameritas Investment Corp. and Calvert Asset Management Company, Inc., incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013. Amended Schedule A to the Investment Advisory Agreement Restated December 2001 for Calvert Asset Management Company, Inc., incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013. Form of Amended Schedule A to the Investment Advisory Agreement for Thornburg Investment Management, Inc., incorporated by reference to Post-Effective Amendment No. 49, filed April 30, 2004, accession number 0000708950-04-000006.

(6)(b) Subadvisory Agreement with Atlanta Capital, incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013.

(6)(c) Subadvisory Agreement with SSgA Funds Management, Inc. (Social Balanced), incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013.

(6)(d) Subadvisory Agreement with Grantham, Mayo, Van Otterloo & Co. LLC, incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013.

(6)(e) Subadvisory Agreement with Brown Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013.

(6)(f) Subadvisory Agreement with Awad Asset Management, Inc., incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013.

(6)(g) Subadvisory Agreement with Massachusetts Financial Services Company, incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013.

(6)(h) Subadvisory Agreement with Fred Alger Management, Inc., incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013.

(6)(i) Subadvisory Agreement with SSgA Funds Management, Inc. (Ameritas Index 500), incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013.

(6)(j) Subadvisory Agreement with Harris Associates L.P., incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013.

(6)(k) Subadvisory Agreement with David L. Babson & Company Inc., incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013.

(6)(l) Subadvisory Agreement with Calvert Asset Management Company, Inc., incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013.

(6)(m) Subadvisory Agreement with Thornburg Investment Management, Inc., incorporated by reference to Post-Effective Amendment No. 49, filed April 30, 2004, accession number 0000708950-04-000006.

(6)(n) Subadvisory Agreement with Eagle Asset Management, incorporated by reference to Post-Effective Amendment No. 51, filed April 29, 2005, accession number 0000708950-05-000009.

(7) Underwriting Agreements for Ameritas Investment Corp. and Calvert Asset Management Company, Inc., incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013.

(8) Not Applicable.

(9) Custodian Agreement, incorporated by reference to Post-Effective Amendment No. 41, filed 4/24/01, accession number 0000708950-01-500042.

(10) Not Applicable.

(11) Opinion of Counsel, filed herewith.

(12) Opinion and Consent of Counsel on Tax Matters, filed herewith.

(13) Not Applicable.

(14) Consent of Independent Public Registered Accounting Firm, filed herewith.

(15) Not Applicable.

(16) Power of Attorney Forms incorporated by reference to Post-Effective Amendment 47, filed April 29, 2003, accession number 0000708950-03-000003.

(17) Not Applicable.

ITEM 17. UNDERTAKINGS

Not Applicable

NOTICE

Notice is hereby given that this instrument is executed on behalf of the Registrant by an Officer of the Registrant as an Officer and not individually and the obligations of the Registrant arising out of this instrument are not binding upon any of the Directors, Officers, or shareholders of the Registrant individually but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Bethesda and the State of Maryland, on this 24th day of June, 2005.

CALVERT VARIABLE SERIES, INC.

By: ____________**_________
Barbara J. Krumsiek
Director and Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on June 24, 2005.

Signature	Title
__________**____________	Director and Chairman
Barbara J. Krumsiek
__________**____________	Treasurer
Ronald M. Wolfsheimer
__________**____________	Director
Arthur J. Pugh
__________**____________	Director
Frank H. Blatz, Jr.
__________**____________	Director
Alice Gresham
__________**____________	Director
M. Charito Kruvant
__________**____________	Director
Cynthia H. Milligan
________________________	Director
William Lester
________________________	Director
Gregory Boal

**By Ivy Wafford Duke as Attorney-in-fact, pursuant to Power of Attorney
/s/ Ivy Wafford Duke